Exhibit 15(b)3 - Financial Projections
FINANCIAL PROJECTIONS
Prospective Investors are cautioned that these financial projections are "forward looking statements" and should not be relied upon to decide whether or not to invest. These statements, and all financial projections are based on our Managers belief as to possible performance and are not a guarantee that such performance can or will be achieved. Much of these tables and graphs represent our projections for the first 12 months of operation.  Additional information is also provided in a detailed 5-year pro-forma spreadsheet that represents our Manager"s and our best estimate projections and also constitute forward looking statements and should also not be relied upon to decide whether or not to invest.

Operating Budget

Our Company has received significant guidance from our Manager as to the manner of acquiring investments once we realize proceeds from this Offering.  As illustrated in our intended Operating Plan, the first year of operations results in acquisition of 216 properties. We believe this is possible through the network of business relationships that our Manager has cultivated in our four target regions, California, Florida, Texas and Pennsylvania.

In order to achieve such rapid growth, we will use the staff offered to us by our Manager. Even still, we will incur operating costs in our first year for office space, utilities, payroll and sundry expenses as depicted in the first year monthly operating budget below:

1

As can be appreciated from this monthly budget, we believe we need to realize at least $1,000,000 in proceeds from this Offering before we can begin operations. A detailed 5-year pro-forma operating budget is presented below:

Investments

Payment of these fees to our Manager is, of course, contingent on acquiring investments.  Based on our Manager"s experience, we believe that investments can be acquired in our target markets of California, Florida, Texas and Pennsylvania.  We believe that the total investments acquired in the first 12 months begins at approximately $1,000,000 per month in Fair Market Value (FMV) and increases in steps to approximately $6,000,000 per month in FMV. This is depicted in the chart below.

2

FIRST 12 MONTHS - PROJECTED INVESTMENTS

During the course of the first 12 months, we believe that the cumulative FMV will reach over $50 million.  We also believe, as indicated in the projection below, the Fair Market Value will include over $10 Million of unrealized gains.  Again, these are projections and actual performance of all investments cannot be predicted nor guaranteed.

3

Management Fees

As we begin to acquire investments, we will begin paying our Manager fees for services and reimbursing our Manager for management expenses. These fees include:
Property Management Fees
Acquisition Fees
Financial Management Fees
Property Management Fees are fees for managing properties once they begin producing rental income. Such fees include such items such as collecting rents, administration of insurance and tax costs and other operation expenses associated with renting property.

Acquisition Fees are fees associated with researching a property in order to ascertain that property"s investment worthiness. These fees include travel expenses incurred by our manager and costs of conducting research, such as comparative sale analysis, title clearances and environmental clearances.  Not all properties are subject to the same level of scrutiny, and in many instances there simply is not enough time to investigate all aspects that may affect the value of an investment.

Once an investment is made, we intent to pay our Manager a financial management fee. The financial management fee is earned by our Manager by monitoring the value of all investment assets and applying its experience in determining if certain investments are performing as expected or are underperforming. It should be appreciated that the financial management fee is payable in arrears and may be paid in our own securities instead of cash.
FIRST 12 MONTHS - MANAGEMENT FEES

4

Rental Income

As our investments start to produce revenue, we will be able to use rental income to offset certain operating costs.  However, we will need to continue to raise capital through this offering in order to continue with planned acquisition of investments.  Cumulatively, gross rental income for the first 12 months of operation is expected to be approximately $1.3 million, with most of the income realized in the latter part of the year as depicted in the graph below.  Gross rental income is income before accounting for repairs/maintenance, home-owners-association fees, property taxes and property insurance.  These other operating costs are projected to be roughly $575,000 over the first 12 months of operation.

FIRST 12 MONTHS - GROSS RENTAL INCOME

5

Full Financial Projection

FIRST 5 YEARS - FULL PROJECTION

	A	B	C	D E	F	G
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4
4
5
6				1	2	3
7		Operating Budget
8
9			Electricity	1,500	1,500	1,500
10			Payroll	26,300	28,730	31,403
11			Telephone/Data	700	700	700
12			Office Supply	600	600	600
13			Office Equipment	500	500	500
14			Outside Counsel	2,000	2,600	3,380
15			Fees
16			Misc	3,000	3,000	3,000
17			Postage & Shipping	100	100	100
18			Insurance	100	100	100
19			Rent	6,653	6,653	6,653
20			Tenant Improvement
21
22		Operating Budget Total		41,453	44,483	47,936
23
24		Investments
25
26			Florida
27			Cumulative Number of Investments	1	2	4
28			Acq. Cost	107,438	107,438	214,875
29			Rehab Costs	90,000	90,000	180,000
30			URGL	50,063	50,063	100,125
31			TAV Florida	247,500	247,500	495,000
32			Cumulative TAV Florida	247,500	495,000	990,000
33
34			Pennsylvania
35			Cumulative Number of Investments	2	4	6
36			Acq. Cost	143,250	143,250	143,250
37			Rehab Costs	120,000	120,000	120,000
38			URGL	66,750	66,750	66,750
39			TAV Pennsylvania	330,000	330,000	330,000
40			Cumulative TAV Pennsylvania	330,000	660,000	990,000
41
42			Texas
43			Cumulative Number of Investments	2	4	6
44			Acq. Cost	176,675	176,675	176,675
45			Rehab Costs	148,000	148,000	148,000
46			URGL	82,325	82,325	82,325
47			TAV Texas	407,000	407,000	407,000
48			Cumulative TAV Texas	407,000	814,000	1,221,000
49
50			California

6

	A	B	C	D E	F	G
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4
4
5
6				1	2	3
51			Cumulative Number of Investments	-	-	-
52			Acq. Cost	-	-	-
53			Rehab Costs	148,000	148,000	148,000
54			URGL	82,325	82,325	82,325
55			TAV California	230,325	230,325	230,325
56			Cumulative TAV California	230,325	460,650	690,975
57
58			Total
59			Cumulative Number of Investments	5	10	16
60			Acq. Cost	427,363	427,363	534,800
61			Rehab Costs	506,000	506,000	596,000
62			URGL	281,463	281,463	331,525
63			Appreciation FMV
64			TAV	1,214,825	1,214,825	1,462,325
65			Cumulative TAV	1,214,825	2,429,650	3,891,975
66
67
68		Income from Rents
69
70			Florida
71			Ready to Rent		1	2
72			Average Rental		1,500	1,500
73			Total Rental Income		1,500	3,300
74
75			Pennsylvania
76			Ready to Rent		1	4
77			Average Rental		1,500	1,500
78			Total Rental Income		1,500	5,700
79
80			Texas
81			Ready to Rent		2	4
82			Average Rental		1,800	1,800
83			Total Rental Income		3,600	6,840
84
85			Calffornia
86			Ready to Rent		-	-
87			Average Rental			3,000
88			Total Rental Income			-
89
90
91			Total Rental Income			15,840
92
93
94		HOA Fees

7

	A	B	C	D E	F	G
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4
4
5
6				1	2	3
95
96			Total Number Properties	5	10	16
97
98			Assumes 15% of Investments subject to HOA
99			15%	0.75	2	2
100			Assumes $500 per year
101			500	41.67	41.67	42
102
103			Total HOA Fees	31.25	62.50	100.00
104
105		Maintenance Expense
106
107			Florida			330
108			Pennsylvania			570
109			Texas			684
110			California			-
111
112			Total Maintenance Fees			1,584
113
114
115		Property Management Fees
116			4%
117			Florida			132
118			Pennsylvania			228
119			Texas			274
120			California			-
121
122			Total Property Management Fees			634
123
124
125		Property Taxes
126
127			Florida
128			0.970%	200.06	400.13	800.25
129			Pennsylvania
130			1.350%	371.25	742.50	1,113.75
131			Texas
132			1.810%	613.89	1,227.78	1,841.68
133			California
134			0.740%	142.03	284.07	426.10
135
136			Total Property Taxes	1,327	2,654	4,182
137
138

8

	A	B	C	D E	F	G
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4
4
5
6				1	2	3
139			Property Insurance
140			Monthly per Property
141
142			Florida	19.17	38.33	76.67
143			230	230.00	460.00	920.00
144			Pennsylvania
145
146			230	460.00	920.00	1,380.00
147			Texas
148
149			230	460.00	920.00	1,380.00
150			California
151
152			230	-	-	-
153
154			Total Property Insuarance	1,150	2,300	3,680
155
156			Total Direct Costs	2,508	5,017	10,179
157
158			Gross Profit	(2,508)	(5,017)	5,661
159			Cumulative Gross Profit	(2,508)	(7,525)	(1,865)
160
161			Indirect Costs
162
163			Business Licenses
164
165
166			Total Business Licenses
167
168
169			Asset Management Fees
170
171			NAV	1,214,825	2,429,650	3,891,975
172			2%	2,025	4,049	6,487
173
174			Total Asset Management Fees	2,025	4,049	6,487
175
176			Acquisition Fees
177			Properties Acquire During Period	5	5	6
178			Travel Per Investment Property	500	500	500
179			Researcy Per Investmenty Property	500	500	500
180
181			Total Acquistion Fees	5,000	5,000	6,000
182

9

	A	B	C	D E	F	G
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4
4
5
6				1	2	3
183
184
185			Marketing
186			On-Line Presence	2,000	2,400	2,880
187			Events	1,000	1,200	1,440
188
189			Total Marketing Expense	3,000	3,600	4,320
190
191			Cost of Investment Monies
192			Escrow
193
194
195
196			Total Other Costs	10,025	12,649	16,807
197
198			Financial Management Fees
199
200			NAV	1,214,825	2,429,650	3,891,975
201			Cumulative Investment	1,164,201	2,337,789	3,734,903
202			Redemption	-	-	-
203			Cumulative Redemption	-	-	-
204			Total Adjusted Invested	1,164,201	2,337,789	3,734,903
205			NAV Less Total Adjusted Investments	50,624	91,861	157,072
206			Quarerly Increases			106,447
207			20.0%			21,289
208
209
210			Total Financial Management Fees	-	-	21,289
211
212				Spread Rehab Cost over 4 months
213			Cash for Investments
214			Acq. Cost	427,363	427,363	534,800
215			Rehab Costs	506,000	506,000	596,000
216			Total	933,363	933,363	1,130,800
217			Cumulative Total	933,363	1,866,725	2,997,525
218
219			Leverage
220			Maximum Leverage
221			50%
222			Cumulative TAV	1,214,825	2,429,650	3,891,975
223			Debt on Investments
224
225			NAV	1,214,825	2,429,650	3,891,975
226			NAV Less Distributions	1,214,825	2,429,650	3,891,975

10

	A	B	C	D E	F	G
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4
4
5
6				1	2	3
227			LTV
228			Max Loan	607,413	1,214,825	1,945,988
229
230			Cash for Investments	933,363	933,363	1,130,800
231
232			New Money from Loans
233			New Money Loans (Cumulative Debt)
234			Debt Service (P&I)
235
236			4%
237			Debt Interest
238			4%
239
240		Cash Flow
241			Gross Profit	(2,508)	(5,017)	5,661
242			Indirect Costs	10,025	12,649	16,807
243			Reimburse Sponsor Costs	25,000	25,000	25,000
244			Operating Costs	41,453	44,483	47,936
245			Debt Service (P&I)	-	-	-
246			Interest Expense	-	-	-
247			Cash for Investments	933,363	933,363	1,130,800
248
249			Finanical Management Payable	-	-	21,289
250			EBIT	(78,986)	(87,149)	(105,371)
251			Pay Distributuions
252			EBIT Retained
253
254			Buffer Max	1,000,000	1,000,000	1,000,000
255
256
257			Cash Needed	1,012,348	1,020,512	1,214,882
258			Buffer	151,852	153,077	182,232
259			Cash Required	1,164,201	1,173,588	1,397,114
260
261			Cumulative TAV	1,214,825	2,429,650	3,891,975
262			Cumulative NAV (TAV less Debt)	1,214,825	2,429,650	3,891,975
263
264			Cash On Hand (Beginning of Period)	-	151,852	304,929
265			EBIT Converted
266			Investments Rcvd	1,164,201	1,173,588	1,397,114
267			Cash from New Money Loans	-	-	-
268			Cash Needed	1,012,348	1,020,512	1,214,882
269			Equity Redemption
270			Cash On-Hand (End of Period)	151,852	304,929	487,161

11

	A	B	C	D E	F	G
1
2			FINANCIAL PROJECTION
3			RAD Diversified REIT, Inc.	4	4	4
4
5
6				1	2	3
271
272			Target Raise Amount	1,164,201	1,173,588	1,397,114
273
274			Cumulative Cash Rasied	1,164,201	2,337,789	3,734,903
275
276		New Capital
277			Initial Price per Share	10.00	10.00	10.00
278			Shares Issued	116,420	117,359	139,711
279			Cumulative Shares Issued	116,420	233,779	373,490
280
281			NAV Less Debt Prior Quarter
282			NAV per Share (Determiined Share Value)
283			Shares Issued
284			Cumulative Shares Issued
285			Redemed Shares
286			Remaining Shares

12

	H	I	J	K	L	M	N
1
2
3	4	4	4	4	4	4	4
4
5	1st Year
6	4	5	6	7	8	9	10
7
8
9	1,500	1,500	1,500	1,500	1,500	1,500	1,500
10	34,343	37,578	41,135	45,049	49,354	54,089	59,298
11	700	700	700	700	700	700	700
12	600	600	600	600	600	600	600
13	500	500	500	500	500	500	500
14	4,394	5,712	7,426	9,654	12,550	16,315	21,209
15
16	3,000	3,000	3,000	3,000	3,000	3,000	3,000
17	300	300	300	1,000	1,000	1,000	1,000
18	100	100	100	100	100	100	100
19	6,653	6,653	6,653	6,653	6,653	6,653	6,653
20
21
22	52,090	56,643	61,914	68,755	75,956	84,457	94,560
23
24
25
26
27	6	8	11	15	19	24	29
28	214,875	214,875	322,313	429,750	429,750	537,188	537,188
29	180,000	180,000	270,000	360,000	360,000	450,000	450,000
30	100,125	100,125	150,188	200,250	200,250	250,313	250,313
31	495,000	495,000	742,500	990,000	990,000	1,237,500	1,237,500
32	1,485,000	1,980,000	2,722,500	3,712,500	4,702,500	5,940,000	7,177,500
33
34
35	12	18	24	32	40	52	64
36	429,750	429,750	429,750	573,000	573,000	859,500	859,500
37	360,000	360,000	360,000	480,000	480,000	720,000	720,000
38	200,250	200,250	200,250	267,000	267,000	400,500	400,500
39	990,000	990,000	990,000	1,320,000	1,320,000	1,980,000	1,980,000
40	1,980,000	2,970,000	3,960,000	5,280,000	6,600,000	8,580,000	10,560,000
41
42
43	12	18	24	32	40	48	56
44	530,025	530,025	530,025	706,700	706,700	706,700	706,700
45	444,000	444,000	444,000	592,000	592,000	592,000	592,000
46	246,975	246,975	246,975	329,300	329,300	329,300	329,300
47	1,221,000	1,221,000	1,221,000	1,628,000	1,628,000	1,628,000	1,628,000
48	2,442,000	3,663,000	4,884,000	6,512,000	8,140,000	9,768,000	11,396,000
49
50

13

	H	I	J	K	L	M	N
1
2
3	4	4	4	4	4	4	4
4
5	1st Year
6	4	5	6	7	8	9	10
51	-	-	-	2	5	8	11
52	-	-	-	477,500	716,250	716,250	716,250
53	444,000	444,000	444,000	592,000	592,000	592,000	592,000
54	246,975	246,975	246,975	329,300	329,300	329,300	329,300
55	690,975	690,975	690,975	1,398,800	1,637,550	1,637,550	1,637,550
56	1,381,950	2,072,925	2,763,900	4,162,700	5,800,250	7,437,800	9,075,350
57
58
59	30	44	59	81	104	132	160
60	1,174,650	1,174,650	1,282,088	2,186,950	2,425,700	2,819,638	2,819,638
61	1,428,000	1,428,000	1,518,000	2,024,000	2,024,000	2,354,000	2,354,000
62	794,325	794,325	844,388	1,125,850	1,125,850	1,309,413	1,309,413
63
64	3,396,975	3,396,975	3,644,475	5,336,800	5,575,550	6,483,050	6,483,050
65	7,288,950	10,685,925	14,330,400	19,667,200	25,242,750	31,725,800	38,208,850
66
67
68
69
70
71	4	6	8	11	15	19	24
72	1,500	1,500	1,500	1,500	1,500	1,500	1,500
73	5,700	8,700	12,150	16,500	21,900	28,350	35,250
74
75
76	7	11	17	24	31	40	51
77	1,500	1,500	1,500	1,500	1,500	1,500	1,500
78	10,500	17,100	26,100	36,000	46,800	60,600	76,200
79
80
81	7	11	17	24	31	39	47
82	1,800	1,800	1,800	1,800	1,800	1,800	1,800
83	12,600	20,520	31,320	43,200	56,160	70,560	84,960
84
85
86	-	-	-	1	2	5	8
87	3,000	3,000	3,000	3,000	3,000	3,000	3,000
88	-	-	-	1,800	6,300	14,100	23,100
89
90
91	28,800	46,320	69,570	97,500	131,160	173,610	219,510
92
93
94

14

	H	I	J	K	L	M	N
1
2
3	4	4	4	4	4	4	4
4
5	1st Year
6	4	5	6	7	8	9	10
95
96	30	44	59	81	104	132	160
97
98
99	5	7	9	12	16	20	24
100
101	42	42	42	42	42	42	42
102
103	187.50	275.00	368.75	506.25	650.00	825.00	1,000.00
104
105
106
107	570	870	1,215	1,650	2,190	2,835	3,525
108	1,050	1,710	2,610	3,600	4,680	6,060	7,620
109	1,260	2,052	3,132	4,320	5,616	7,056	8,496
110	-	-	-	180	630	1,410	2,310
111
112	2,880	4,632	6,957	9,570	12,486	15,951	19,641
113
114
115
116
117	228	348	486	660	876	1,134	1,410
118	420	684	1,044	1,440	1,872	2,424	3,048
119	504	821	1,253	1,728	2,246	2,822	3,398
120	-	-	-	72	252	564	924
121
122	1,152	1,853	2,783	3,900	5,246	6,944	8,780
123
124
125
126
127
128	1,200.38	1,600.50	2,200.69	3,000.94	3,801.19	4,801.50	5,801.81
129
130	2,227.50	3,341.25	4,455.00	5,940.00	7,425.00	9,652.50	11,880.00
131
132	3,683.35	5,525.03	7,366.70	9,822.27	12,277.83	14,733.40	17,188.97
133
134	852.20	1,278.30	1,704.41	2,567.00	3,576.82	4,586.64	5,596.47
135
136	7,963	11,745	15,727	21,330	27,081	33,774	40,467
137
138

15

	H	I	J	K	L	M	N
1
2
3	4	4	4	4	4	4	4
4
5	1st Year
6	4	5	6	7	8	9	10
139
140
141
142	115.00	153.33	210.83	287.50	364.17	460.00	555.83
143	1,380.00	1,840.00	2,530.00	3,450.00	4,370.00	5,520.00	6,670.00
144
145
146	2,760.00	4,140.00	5,520.00	7,360.00	9,200.00	11,960.00	14,720.00
147
148
149	2,760.00	4,140.00	5,520.00	7,360.00	9,200.00	11,040.00	12,880.00
150
151
152	-	-	-	460.00	1,150.00	1,840.00	2,530.00
153
154	6,900	10,120	13,570	18,630	23,920	30,360	36,800
155
156	19,083	28,625	39,405	53,936	69,383	87,854	106,689
157
158	9,717	17,695	30,165	43,564	61,777	85,756	112,821
159	7,852	25,547	55,712	99,276	161,052	246,808	359,629
160
161
162
163
164
165
166
167
168
169
170
171	5,288,950	6,685,925	8,930,400	11,567,200	14,342,750	17,525,800	21,008,850
172	8,815	11,143	14,884	19,279	23,905	29,210	35,015
173
174	8,815	11,143	14,884	19,279	23,905	29,210	35,015
175
176
177	14	14	15	22	23	28	28
178	500	500	500	500	500	500	500
179	500	500	500	500	500	500	500
180
181	14,000	14,000	15,000	22,000	23,000	28,000	28,000
182

16

	H	I	J	K	L	M	N
1
2
3	4	4	4	4	4	4	4
4
5	1st Year
6	4	5	6	7	8	9	10
183
184
185
186	3,456	4,147	4,977	5,972	7,166	8,600	10,320
187	1,728	2,074	2,488	2,986	3,583	4,300	5,160
188
189	5,184	6,221	7,465	8,958	10,750	12,899	15,479
190
191
192
193
194
195
196	27,999	31,364	37,349	50,237	57,654	70,109	78,494
197
198
199
200	5,288,950	6,685,925	8,930,400	11,567,200	14,342,750	17,525,800	21,008,850
201	4,837,629	5,951,265	7,464,547	9,101,706	10,886,910	12,906,396	15,233,060
202	-	-	-	-	-	-	-
203	-	-	-	-	-	-	-
204	4,837,629	5,951,265	7,464,547	9,101,706	10,886,910	12,906,396	15,233,060
205	451,321	734,660	1,465,853	2,465,494	3,455,840	4,619,404	5,775,790
206			1,308,781			3,153,551
207			261,756			630,710
208
209
210	-	-	261,756	-	-	630,710	-
211
212
213
214	1,174,650	1,174,650	1,282,088	2,186,950	2,425,700	2,819,638	2,819,638
215	1,428,000	1,428,000	1,518,000	2,024,000	2,024,000	2,354,000	2,354,000
216	2,602,650	2,602,650	2,800,088	4,210,950	4,449,700	5,173,638	5,173,638
217	5,600,175	8,202,825	11,002,913	15,213,863	19,663,563	24,837,200	30,010,838
218
219
220
221
222	7,288,950	10,685,925	14,330,400	19,667,200	25,242,750	31,725,800	38,208,850
223	2,000,000	4,000,000	5,400,000	8,100,000	10,900,000	14,200,000	17,200,000
224
225	5,288,950	6,685,925	8,930,400	11,567,200	14,342,750	17,525,800	21,008,850
226	7,288,950	10,685,925	14,330,400	19,667,200	25,242,750	31,725,800	38,208,850

17

	H	I	J	K	L	M	N
1
2
3	4	4	4	4	4	4	4
4
5	1st Year
6	4	5	6	7	8	9	10
227	27.4%	37.4%	37.7%	41.2%	43.2%	44.8%	45.0%
228	2,644,475	3,342,963	4,465,200	5,783,600	7,171,375	8,762,900	10,504,425
229
230	2,602,650	2,602,650	2,800,088	4,210,950	4,449,700	5,173,638	5,173,638
231
232	2,000,000	2,000,000	1,400,000	2,700,000	2,800,000	3,300,000	3,000,000
233	2,000,000	4,000,000	5,400,000	8,100,000	10,900,000	14,200,000	17,200,000
234
235
236		(9,548)	(19,097)	(25,780)	(38,671)	(52,038)	(67,793)
237		1	1	1	1	1	1
238		(6,667)	(13,333)	(18,000)	(27,000)	(36,333)	(47,333)
239
240
241	9,717	17,695	30,165	43,564	61,777	85,756	112,821
242	27,999	31,364	37,349	50,237	57,654	70,109	78,494
243	25,000	25,000	25,000	25,000	25,000	25,000	25,000
244	52,090	56,643	61,914	68,755	75,956	84,457	94,560
245	-	9,548	19,097	25,780	38,671	52,038	67,793
246	-	6,667	13,333	18,000	27,000	36,333	47,333
247	2,602,650	2,602,650	2,800,088	4,210,950	4,449,700	5,173,638	5,173,638
248
249	-	-	261,756	-	-	630,710	-
250	(95,372)	(101,978)	(369,188)	(118,428)	(123,834)	(760,854)	(132,566)
251
252
253
254	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
255
256
257	2,698,022	2,707,510	2,913,282	4,337,159	4,585,204	5,319,486	5,326,663
258	404,703	406,126	-	-	-	-	-
259	3,102,725	3,113,636	2,913,282	4,337,159	4,585,204	5,319,486	5,326,663
260
261	7,288,950	10,685,925	14,330,400	19,667,200	25,242,750	31,725,800	38,208,850
262	5,288,950	6,685,925	8,930,400	11,567,200	14,342,750	17,525,800	21,008,850
263
264	487,161	891,865	1,297,991	1,297,991	1,297,991	1,297,991	1,297,991
265
266	1,102,725	1,113,636	1,513,282	1,637,159	1,785,204	2,019,486	2,326,663
267	2,000,000	2,000,000	1,400,000	2,700,000	2,800,000	3,300,000	3,000,000
268	2,698,022	2,707,510	2,913,282	4,337,159	4,585,204	5,319,486	5,326,663
269
270	891,865	1,297,991	1,297,991	1,297,991	1,297,991	1,297,991	1,297,991

18

	H	I	J	K	L	M	N
1
2
3	4	4	4	4	4	4	4
4
5	1st Year
6	4	5	6	7	8	9	10
271
272	1,102,725	1,113,636	1,513,282	1,637,159	1,785,204	2,019,486	2,326,663
273
274	4,837,629	5,951,265	7,464,547	9,101,706	10,886,910	12,906,396	15,233,060
275
276
277
278
279
280
281	3,891,975			8,930,400			17,525,800
282	10.42	10.42	10.42	12.21	12.21	12.21	14.89
283	105,822	106,869	145,221	134,084	146,209	165,397	156,267
284	479,312	586,182	731,403	865,487	1,011,695	1,177,092	1,333,358
285
286

19

	O	P	Q	R	S	T
1
2
3	4	4		4	4	4
4
5				2nd Year
6	11	12	Total	1Q	2Q	3Q
7
8
9	1,500	1,500	18,000	4,725	4,725	4,725
10	64,073	69,325	540,678	228,173	228,173	228,173
11	700	700	8,400	2,205	2,205	2,205
12	600	600	7,200	1,890	1,890	1,890
13	500	500	6,000	1,575	1,575	1,575
14	27,572	35,843	148,654	112,906	112,906	112,906
15			0	0	0	0
16	3,000	3,000	36,000	9,450	9,450	9,450
17	1,000	1,000	7,200	3,150	3,150	3,150
18	100	100	1,200	315	315	315
19	6,653	6,653	79,834	20,956	20,956	20,956
20			0
21
22	105,697	119,221	853,165	385,346	385,346	385,346
23
24
25
26
27	34	39		46	53	60
28	537,188	537,188	4,190,063	752,063	752,063	752,063
29	450,000	450,000	3,510,000	630,000	630,000	630,000
30	250,313	250,313	1,952,438	350,438	350,438	350,438
31	1,237,500	1,237,500	9,652,500	1,732,500	1,732,500	1,732,500
32	8,415,000	9,652,500		11,385,000	13,117,500	14,850,000
33
34
35	76	88		108	128	148
36	859,500	859,500	6,303,000	1,432,500	1,432,500	1,432,500
37	720,000	720,000	5,280,000	1,200,000	1,200,000	1,200,000
38	400,500	400,500	2,937,000	667,500	667,500	667,500
39	1,980,000	1,980,000		3,300,000	3,300,000	3,300,000
40	12,540,000	14,520,000		17,820,000	21,120,000	24,420,000
41
42
43	64	72		92	107	117
44	706,700	706,700	6,360,300	1,766,750	1,325,063	883,375
45	592,000	592,000	5,328,000	1,480,000	1,110,000	740,000
46	329,300	329,300	2,963,700	823,250	617,438	411,625
47	1,628,000	1,628,000		4,070,000	3,052,500	2,035,000
48	13,024,000	14,652,000		18,722,000	21,774,500	23,809,500
49
50

20

	O	P	Q	R	S	T
1
2
3	4	4		4	4	4
4
5				2nd Year
6	11	12	Total	1Q	2Q	3Q
51	14	17		22	27	32
52	716,250	716,250	4,058,750	1,193,750	1,193,750	1,193,750
53	592,000	592,000	5,328,000	1,000,000	1,000,000	1,000,000
54	329,300	329,300	2,963,700	556,250	556,250	556,250
55	1,637,550	1,637,550		2,750,000	2,750,000	2,750,000
56	10,712,900	12,350,450		15,100,450	17,850,450	20,600,450
57
58
59	188	216		268	315	357
60	2,819,638	2,819,638	20,912,113	5,145,063	4,703,375	4,261,688
61	2,354,000	2,354,000	19,446,000	4,310,000	3,940,000	3,570,000
62	1,309,413	1,309,413	10,816,838	2,397,438	2,191,625	1,985,813
63				383,812	475,584	560,414
64	6,483,050	6,483,050
65	44,691,900	51,174,950		63,411,262	74,721,847	85,099,760
66
67
68
69
70		Rent Increase Florida		2.50%
71	29	34		43	50	57
72	1,500	1,500		4,613	4,613	4,613
73	42,750	50,250	226,350	199,260	231,548	263,835
74
75		Rent Increase Pennsylvania		2.50%
76	63	75		100	120	140
77	1,500	1,500		4,613	4,613	4,613
78	94,200	112,200	486,900	461,250	553,500	645,750
79
80		Rent Increase Texas		2.80%
81	55	63		84	101	113
82	1,800	1,800		5,551	5,551	5,551
83	99,360	113,760	542,880	466,301	560,671	627,286
84
85		Rent Increase California		3.00%
86	11	14		20	25	30
87	3,000	3,000		9,270	9,270	9,270
88	32,100	41,100	118,500	185,400	231,750	278,100
89
90
91	268,410	317,310	1,368,030	1,117,563	1,577,469	1,814,971
92
93
94				HOA Increase	New HOA

21

	O	P	Q	R	S	T
1
2
3	4	4		4	4	4
4
5				2nd Year
6	11	12	Total	1Q	2Q	3Q
95				2.50%	512.50
96	188	216		268	315	357
97
98
99	28	32.40		40.20	47.25	53.55
100
101	42	41.67		128.13	128.13	128.13
102
103	1,175.00	1,350.00	6,531	5,151	5,151	5,151
104
105
106
107	4,275	5,025	22,485	19,926	23,155	26,384
108	9,420	11,220	48,540	46,125	55,350	64,575
109	9,936	11,376	53,928	46,630	56,067	62,729
110	3,210	4,110	11,850	18,540	23,175	27,810
111
112	23,631	27,621	124,953	112,681	134,572	153,687
113
114
115
116
117	1,710	2,010	8,994	7,970	9,262	10,553
118	3,768	4,488	19,416	18,450	22,140	25,830
119	3,974	4,550	21,571	18,652	22,427	25,091
120	1,284	1,644	4,740	7,416	9,270	11,124
121
122	10,736	12,692	54,721	52,488	63,099	72,599
123
124
125
126
127
128	6,802.13	7,802.44	38,412	27,609	31,810	36,011
129
130	14,107.50	16,335.00	77,591	60,143	71,280	82,418
131
132	19,644.53	22,100.10	116,026	84,717	98,530	107,738
133
134	6,606.29	7,616.11	35,236	27,936	33,023	38,111
135
136	47,160	53,854	267,265	200,404	234,643	264,278
137
138

22

	O	P	Q	R	S	T
1
2
3	4	4		4	4	4
4
5				2nd Year
6	11	12	Total	1Q	2Q	3Q
139
140				Assumed Increase
141				1%
142	651.67	747.50		232
143	7,820.00	8,970.00	44,160	32,057	32,057	32,057
144				1%
145				232
146	17,480.00	20,240.00	96,140	75,265	75,265	75,265
147				1%
148				232
149	14,720.00	16,560.00	86,940	64,115	64,115	64,115
150				1%
151				232
152	3,220.00	3,910.00	13,110	15,332	15,332	15,332
153
154	43,240	49,680	240,350	187,466	186,769	186,769
155
156	125,943	145,197	693,821	558,190	624,233	682,483
157
158	142,467	172,113	674,209	559,373	953,235	1,132,487
159	502,096	674,209		1,233,582	2,186,818	3,319,305
160
161			49.3%
162
163
164
165
166
167
168
169
170
171	24,491,900	26,974,950		34,211,262	40,521,847	45,899,760
172	40,820	44,958	240,589	171,056.31	202,609.23	229,498.80
173
174	40,820	44,958	240,589	171,056	202,609	229,499
175
176
177	28	28	216	52	47	42
178	500	500		500	500	500
179	500	500		500	500	500
180
181	28,000	28,000	216,000	52,000	47,000	42,000
182

23

	O	P	Q	R	S	T
1
2
3	4	4		4	4	4
4
5				2nd Year
6	11	12	Total	1Q	2Q	3Q
183
184
185
186	12,383	14,860	79,161	10,000	10,000	10,000
187	6,192	7,430	39,581	12,500	12,500	12,500
188
189	18,575	22,290	118,742	22,500	22,500	22,500
190
191
192
193
194
195
196	87,395	95,249	575,330	245,556	272,109	293,999
197
198
199
200	24,491,900	26,974,950		34,211,262	40,521,847	45,899,760
201	17,564,438	19,794,910		24,743,701	29,933,979	32,878,194
202	-	893,040		-	1,348,748	-
203	-	893,040		893,040	2,241,788	2,241,788
204	17,564,438	18,901,870		23,850,661	27,692,191	30,636,407
205	6,927,462	8,073,080		10,360,601	12,829,655	15,263,353
206		3,453,676	8,073,080	2,287,521	2,469,055	2,433,698
207		690,735	1,604,491	457,504	493,811	486,740
208			20%
209
210	-	690,735	1,604,491	690,735	457,504	493,811
211
212			`
213
214	2,819,638	2,819,638		5,145,063	4,703,375	4,261,688
215	2,354,000	2,354,000		4,310,000	3,940,000	3,570,000
216	5,173,638	5,173,638	40,358,113	9,455,063	8,643,375	7,831,688
217	35,184,475	40,358,113		9,455,063	18,098,438	25,930,125
218
219
220
221
222	44,691,900	51,174,950		63,411,262	74,721,847	85,099,760
223	20,200,000	24,200,000		29,200,000	34,200,000	39,200,000
224
225	24,491,900	26,974,950		34,211,262	40,521,847	45,899,760
226	44,691,900	50,281,910		63,411,262	73,373,099	85,099,760

24

	O	P	Q	R	S	T
1
2
3	4	4		4	4	4
4
5				2nd Year
6	11	12	Total	1Q	2Q	3Q
227	45.2%	47.3%		46.0%	45.8%	46.1%
228	12,245,950	13,487,475		17,105,631	20,260,923	22,949,880
229
230	5,173,638	5,173,638		9,455,063	8,643,375	7,831,688
231
232	3,000,000	4,000,000	24,200,000	5,000,000	5,000,000	5,000,000
233	20,200,000	24,200,000		29,200,000	34,200,000	39,200,000
234
235
236	(82,115)	(96,438)	-391,481	(347,200)	(418,935)	(490,671)
237	1	1		1	1	1
238	(57,333)	(67,333)	-273,333	(242,000)	(292,000)	(342,000)
239
240
241	142,467	172,113	674,209	559,373	953,235	1,132,487
242	87,395	95,249	575,330	245,556	272,109	293,999
243	25,000	25,000	300,000	75,000	75,000	75,000
244	105,697	119,221	853,165	385,346	385,346	385,346
245	82,115	96,438	391,481	347,200	418,935	490,671
246	57,333	67,333	273,333	242,000	292,000	342,000
247	5,173,638	5,173,638	40,358,113	9,455,063	8,643,375	7,831,688
248
249	-	690,735	1,604,491	690,735	457,504	493,811
250	(132,959)	(825,425)	(2,932,110)	(1,079,264)	(528,724)	(457,668)
251
252				(1,079,264)	(528,724)	(457,668)
253
254	1,000,000	1,000,000		1,000,000	1,000,000	1,000,000
255
256
257	5,331,378	5,337,432	41,803,879	9,948,791	8,841,530	7,944,216
258	-	-	1,297,991	-	-	-
259	5,331,378	5,337,432		9,948,791	8,841,530	7,944,216
260
261	44,691,900	51,174,950		63,411,262	74,721,847	85,099,760
262	24,491,900	26,974,950		34,211,262	40,521,847	45,899,760
263
264	1,297,991	1,297,991		1,297,991	1,297,991	1,297,991
265				-	-	-
266	2,331,378	2,230,472	19,794,910	4,948,791	5,190,277	2,944,216
267	3,000,000	4,000,000	24,200,000	5,000,000	5,000,000	5,000,000
268	5,331,378	5,337,432	41,803,879	9,948,791	8,841,530	7,944,216
269		893,040	893,040		1,348,748
270	1,297,991	1,297,991		1,297,991	1,297,991	1,297,991

25

	O	P	Q	R	S	T
1
2
3	4	4		4	4	4
4
5				2nd Year
6	11	12	Total	1Q	2Q	3Q
271
272	2,331,378	2,230,472	19,794,910	4,948,791	5,190,277	2,944,216
273				1,649,597	1,730,092	981,405
274	17,564,438	19,794,910		24,743,701	29,933,979	32,878,194
275
276
277
278
279
280
281				26,974,950	34,211,262	40,521,847
282	14.89	14.89		17.36	18.60	19.86
283	156,583	149,806		285,104	279,022	148,256
284	1,489,942	1,639,748		1,839,152	2,118,174	2,188,727
285		85,700			77,702
286		1,554,048		1,839,152	2,040,472	2,188,727

26

	U	V	W	X	Y	Z
1
2
3	4		4	4	4
4
5			3rd Year	4th Year	5th Year	Total
6	4Q	Total
7
8
9	4,725	18,900	19,845	21,830	24,012	126,599
10	228,173	912,694	1,044,738	1,196,411	1,370,635	6,435,789
11	2,205	8,820	9,261	10,187	11,206	59,080
12	1,890	7,560	7,938	8,732	9,605	6,000
13	1,575	6,300	6,615	7,277	8,004	6,000
14	112,906	451,624	474,206	521,626	573,789	2,743,688
15	0	0	0	0	0	0
16	9,450	37,800	39,690	43,659	48,025	253,199
17	3,150	12,600	13,230	14,553	16,008	79,600
18	315	1,260	1,323	1,455	1,601	8,440
19	20,956	83,825	88,017	96,818	106,500	561,494
20		0				0
21
22	385,346	1,541,384	1,704,862	1,922,548	2,169,385	10,279,888
23
24
25
26
27	67		102	102	102
28	752,063	3,008,250	3,760,313	-	-
29	630,000	2,520,000	3,150,000	-	-
30	350,438	1,401,750	1,752,188	-	-
31	1,732,500	6,930,000	8,662,500	-	-
32	16,582,500		25,245,000	25,245,000	25,245,000
33
34
35	168		208	248	288
36	1,432,500	5,730,000	2,865,000	2,865,000	2,865,000
37	1,200,000	4,800,000	2,400,000	2,400,000	2,400,000
38	667,500	2,670,000	1,335,000	1,335,000	1,335,000
39	3,300,000		6,600,000	6,600,000	6,600,000
40	27,720,000		34,320,000	40,920,000	47,520,000
41
42
43	127		147	167	187
44	883,375	4,858,563	1,766,750	1,766,750	1,766,750
45	740,000	4,070,000	1,480,000	1,480,000	1,480,000
46	411,625	2,263,938	823,250	823,250	823,250
47	2,035,000		4,070,000	4,070,000	4,070,000
48	25,844,500		29,914,500	33,984,500	38,054,500
49
50

27

	U	V	W	X	Y	Z
1
2
3	4		4	4	4
4
5			3rd Year	4th Year	5th Year	Total
6	4Q	Total
51	37		47	47	47
52	1,193,750	4,775,000	2,387,500	0	0
53	1,000,000	4,000,000	2,000,000	0	0
54	556,250	2,225,000	1,112,500	0	0
55	2,750,000		5,500,000	-	-
56	23,350,450		28,850,450	28,850,450	28,850,450
57
58
59	399		504	564	624
60	4,261,688	18,371,813	10,779,563	4,631,750	4,631,750
61	3,570,000	15,390,000	9,030,000	3,880,000	3,880,000
62	1,985,813	8,560,688	5,022,938	2,158,250	2,158,250
63	638,248		2,866,665	3,697,640	4,128,669
64
65	95,555,509		123,254,674	137,622,314	152,420,984
66
67
68
69
70			2.50%	2.50%	2.50%
71	64		88	102	102
72	4,613		18,911	19,384	19,869
73	296,123	990,765	1,664,190	1,977,171	2,026,600
74
75			2.50%	2.50%	2.50%
76	160		192	232	272
77	4,613		18,911	19,384	19,869
78	738,000	2,398,500	3,630,960	4,497,095	5,404,268
79
80			2.80%	2.80%	2.80%
81	123		139	159	179
82	5,551		22,827	23,466	24,123
83	682,798	2,337,055	3,172,888	3,731,043	4,317,966
84
85			3.00%	3.00%	3.00%
86	35		43	47	47
87	9,270		38,192	39,338	40,518
88	324,450	1,019,700	1,642,273	1,848,894	1,904,361
89
90
91	2,041,370	6,551,373	10,110,311	12,054,203	13,653,196
92
93
94

28

	U	V	W	X	Y	Z
1
2
3	4		4	4	4
4
5			3rd Year	4th Year	5th Year	Total
6	4Q	Total
95			2.50%	2.50%	2.50%
96	399		504	564	624
97
98
99	59.85		75.60	84.60	93.60
100
101	128.13		525.31	538.45	538.45
102
103	5,151	20,603	39,714	45,552	50,398
104
105
106
107	29,612	99,077	166,419	197,717	202,660
108	73,800	239,850	363,096	449,710	540,427
109	68,280	233,706	317,289	373,104	431,797
110	32,445	101,970	164,227	184,889	190,436
111
112	171,692	572,632	1,011,031	1,205,420	1,365,320
113
114
115
116
117	11,845	39,631	66,568	79,087	81,064
118	29,520	95,940	145,238	179,884	216,171
119	27,312	93,482	126,916	149,242	172,719
120	12,978	40,788	65,691	73,956	76,174
121
122	81,655	269,841	404,412	482,168	546,128
123
124
125
126
127
128	40,213	135,642	244,877	244,877	244,877
129
130	93,555	307,395	463,320	552,420	641,520
131
132	116,946	407,931	541,452	615,119	688,786
133
134	43,198	142,268	213,493	213,493	213,493
135
136	293,912	993,237	1,463,142	1,625,909	1,788,676
137
138

29

	U	V	W	X	Y	Z
1
2
3	4		4	4	4
4
5			3rd Year	4th Year	5th Year	Total
6	4Q	Total
139
140
141			1%	1%	1%
142			235	237	239
143	32,057	128,230	287,179	290,050	292,951
144			1%	1%	1%
145			235	237	239
146	75,265	301,061	585,619	705,220	827,155
147			1%	1%	1%
148			235	237	239
149	64,115	256,459	413,875	474,886	537,077
150			1%	1%	1%
151			235	237	239
152	15,332	61,327	132,327	133,651	134,987
153
154	186,769		1,419,704	1,604,519	1,792,888
155
156	739,179	2,604,086	4,338,003	4,963,569	5,543,410
157
158	1,302,191	3,947,287	5,772,308	7,090,634	8,109,785	25,594,224
159	4,621,496		10,393,804	17,484,439	25,594,224
160
161		60.3%	57.1%	58.8%	59.4%
162
163
164
165
166
167
168
169
170
171	51,355,509		72,054,674	75,422,314	75,220,984
172	256,777.54	859,942	1,441,093	1,508,446	1,504,420
173
174	256,778	859,942	1,441,093	1,508,446	1,504,420
175
176
177	42		105	60	60
178	500		500	500	500
179	500		500	500	500
180
181	42,000	183,000	105,000	60,000	60,000
182

30

	U	V	W	X	Y	Z
1
2
3	4		4	4	4
4
5			3rd Year	4th Year	5th Year	Total
6	4Q	Total
183
184
185
186	10,000	40,000	50,000	50,000	50,000	269,161
187	12,500	50,000				89,581
188
189	22,500	90,000	50,000	50,000	50,000	358,742
190
191
192
193
194
195
196	321,278	1,132,942	1,596,093	1,618,446	1,614,420
197
198
199
200	51,355,509		72,054,674	75,422,314	75,220,984
201	37,777,813		54,780,553	57,467,938	57,467,938
202	2,026,092		4,108,441	5,764,374	6,033,785
203	4,267,880		8,376,321	14,140,694	20,174,480
204	33,509,933		46,404,233	43,327,243	37,293,458
205	17,845,576		25,650,441	32,095,071	37,927,525
206	2,582,222	9,772,496	7,804,865	6,444,629	5,832,455
207	516,444	1,954,499	1,560,973	1,288,926	1,166,491
208		20%	20%	20%	20%
209
210	486,740	2,128,790	1,560,973	1,288,926	1,166,491	7,749,671
211
212
213
214	4,261,688	18,371,813	10,779,563	4,631,750	4,631,750
215	3,570,000	15,390,000	9,030,000	3,880,000	3,880,000
216	7,831,688	33,761,813	19,809,563	8,511,750	8,511,750
217	33,761,813		53,571,375	62,083,125	70,594,875
218
219
220
221
222	95,555,509		123,254,674	137,622,314	152,420,984
223	44,200,000		51,200,000	62,200,000	77,200,000
224
225	51,355,509		72,054,674	75,422,314	75,220,984
226	93,529,416		119,146,233	131,857,940	146,387,198

31

	U	V	W	X	Y	Z
1
2
3	4		4	4	4
4
5			3rd Year	4th Year	5th Year	Total
6	4Q	Total
227	46.3%		41.5%	45.2%	50.6%
228	25,677,754		25,677,754	36,027,337	37,711,157
229
230	7,831,688		19,809,563	8,511,750	8,511,750
231
232	5,000,000	20,000,000	7,000,000	11,000,000	15,000,000	77,200,000
233	44,200,000		51,200,000	62,200,000	77,200,000
234
235
236	(562,406)	-1,819,212	(2,556,090)	(2,960,901)	(3,597,032)
237	1		1	1	1
238	(392,000)	-1,268,000	(1,768,000)	(2,048,000)	(2,488,000)
239
240
241	1,302,191	3,947,287	5,772,308	7,090,634	8,109,785
242	321,278	1,132,942	1,596,093	1,618,446	1,614,420
243	75,000	300,000
244	385,346	1,541,384	1,704,862	1,922,548	2,169,385
245	562,406	1,819,212	2,556,090	2,960,901	3,597,032
246	392,000	1,268,000	1,768,000	2,048,000	2,488,000
247	7,831,688	33,761,813	19,809,563	8,511,750	8,511,750
248
249	486,740	2,128,790	1,560,973	1,288,926	1,166,491
250	(358,172)	(2,423,829)	(857,620)	212,714	671,490
251			-	-	-
252	(358,172)		(857,620)	212,714	671,490
253
254	100,000		1,000,000	500,000	500,000
255
256
257	7,873,526	34,608,063	19,894,300	7,923,011	7,782,801
258	-		-	-	-
259	7,873,526		19,894,300	7,923,011	7,782,801
260
261	95,555,509		123,254,674	137,622,314	152,420,984
262	51,355,509		72,054,674	75,422,314	75,220,984
263
264	1,297,991		1,297,991	1,297,991	1,297,991
265	-		-	-	-
266	4,899,618	17,982,903	17,002,741	2,687,385	-
267	5,000,000	20,000,000	7,000,000	11,000,000	15,000,000
268	7,873,526	34,608,063	19,894,300	7,923,011	7,782,801
269	2,026,092	3,374,840	4,108,441	5,764,374	6,033,785	20,174,480
270	1,297,991		1,297,991	1,297,991	2,481,405

32

	U	V	W	X	Y	Z
1
2
3	4		4	4	4
4
5			3rd Year	4th Year	5th Year	Total
6	4Q	Total
271
272	4,899,618	17,982,903	17,002,741	2,687,385	-	57,467,938
273	1,633,206
274	37,777,813		54,780,553	57,467,938	57,467,938
275
276
277		1,297,991
278
279
280
281	45,899,760		51,355,509	72,054,674	75,422,314
282	20.97		22.13	24.91	26.67	26.50
283	233,638		768,217
284	2,422,365		3,088,558	3,088,558	3,088,558	2,846,331
285	102,024		195,911	260,446	242,227
286	2,320,342		2,892,648	2,828,113	2,846,331

33